Exhibit: 10.2

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of March 31, 2015 by and between Cleartronic, Inc., a Florida corporation (the “Company”), and the undersigned subscribers hereto (the “Investors”).

ARTICLE I

AUTHORIZATION AND SALE OF THE PURCHASED SHARES

1.1

Authorization of Shares.

The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of up to 10,000,000 shares of its Series D Convertible Preferred Stock, par value $.00001 per share (the “Series D Preferred Stock”), having the rights, restrictions, privileges, and preferences set forth in the Articles of Amendment to the Articles of Incorporation in the form attached hereto as Exhibit A (the “Articles of Amendment”).

1.2

Sale of Shares

Subject to all of the terms and conditions of this Agreement, at the Closings (as such term is defined below), the Company agrees to issue and sell to the Investors an aggregate of up to 10,000,000 shares of Series D Preferred Stock, and the Investors agree to purchase from the Company an aggregate of up to 10,000,000 shares of Series D Preferred Stock (the “Purchased Shares”), at a per share purchase price equal to $0.50 (the “Purchase Price”).

1.3

Closings

Each closing of the sale and purchase of the Purchased Shares (the “Closing” and collectively, “Closings”) shall take place on the date (the “Closing Date” and collectively, the “Closing Dates”) as the Purchase Price is received by the Company from each Investor, and shall take place in a separate closing for each Investor.  At the Closings, the Company will deliver to each Investor one or more certificates representing the Purchased Shares against payment of the Purchase Price therefore.  The aggregate Purchase Price for the Purchased Shares shall be up to $5,000,000 payable by certified check or wire transfer to an account specified by the Company.

1.4

Use of Proceeds

The Company will use the net proceeds of the Purchased Shares for working capital.

1.5

Limitation on Conversion.

Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Investor upon any conversion of the Purchased Shares (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by the Investor and his affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Investor’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.999% (the “Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  Each surrender of the certificate(s) representing any portion of the Purchased Shares for purposes of conversion pursuant to Section 2(b) of the Articles of Amendment (a “Conversion”) will constitute a representation by the Investor that it has evaluated the limitations set forth in this paragraph and determined that issuance of the full number of shares of Common Stock to be issued as a result of such Conversion is permitted under this paragraph.  The Company’s obligation to issue shares of Common Stock in excess of the limitation referred to in this Section 1.5 shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation.  By written notice to the Company, the Investor shall have the right at any time and from time to time to reduce its Maximum Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the Exchange Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.999%, but (i) any such waiver or decrease will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or decrease will apply only to the Investor and not to any other holder of Series A Preferred Stock.

ARTICLE II

THE CLOSINGS

2.1

Deliveries by the Company at each Closing  At each Closing, the Company shall deliver to the Investor:

2.1.1

a counterpart of this Agreement;

2.1.2

a stock certificate registered in such Investor’s name, representing the Purchased Shares purchased by such Investor; and

2.1.3

evidence of the filing of the Articles of Amendment with the Florida Department of State.

2.2

Deliveries by the Investor at a Closing.  At the Closing, the Investor shall deliver to the Company:

2.2.1

a counterpart of this Agreement; and

2.2.2

his Purchase Price.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As a material inducement to the Investors to enter into and perform their obligations under this Agreement, except as expressly set forth on the Disclosure Schedules attached hereto as Exhibit B (which disclosure adequately describes the exception and specifically references a Section to which it applies), the Company makes the following representations and warranties to the Investors, which representations and warranties shall be true, correct, and complete in all respects on the date hereof and on each of the Closing Dates:

3.1

Organization; Good Standing; Qualification; and Power

The Company is duly organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite power to own, lease, and operate its assets and to carry on its business as presently being conducted. The Company is not required to qualify to do business in any other jurisdiction.

3.2

Authorization

3.2.1

The Company has all requisite power and authority to execute and deliver all deliverables and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions thereunder and all related transactions and to perform its obligations thereunder.  Each deliverable has been duly authorized by all necessary action (corporate or otherwise) on the part of the Company and its shareholders, and each deliverable has been duly executed and delivered by the Company, and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity.

3.2.2

The authorization, issuance (or reservation for issuance), sale and delivery of the Purchased Shares and the shares of the Company’s common stock, par value $.00001 per share (“Common Stock”), issuable upon conversion thereof (the “Conversion Shares”), has been authorized by all requisite action of both the Board and its shareholders.  The Purchased Shares and the Conversion Shares, when issued in accordance with the Articles of Amendment, will be validly issued and outstanding, fully paid, and non-assessable, with no personal liability attaching to the ownership thereof, free, and clear of any Liens whatsoever and with no restrictions on the voting rights thereof and other incidents of record and beneficial ownership pertaining thereto, in each case other than pursuant to this Agreement.  “Lien” means any security interest, pledge, bailment (in the nature of a pledge or for purposes of security), mortgage, deed of trust, the grant of a power to confess judgment, conditional sale or title retention agreement (including any lease in the nature thereof), charge, encumbrance, easement, reservation, restriction, cloud, right of first refusal or first offer, option, or other similar arrangement or interest in real or personal property.

3.3

Non-contravention

The execution, delivery, and performance by the Company of the deliverables, the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof, including the issuance, sale, and delivery of the Purchased Shares, have not and shall not, (a) violate any law to which the Company or any of its assets is subject, (b) violate any provision of the Articles of Amendment and/or the Company’s bylaws, (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any Material contract to which the Company is a party or by which any of the assets of the Company are bound, or (d) result in the imposition of any Lien upon any of the assets of the Company.  Except as have been made or obtained prior to the Closing, and other than state blue sky securities filings, the Company has not been nor is required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any governmental entity or any other person for the valid authorization, issuance, and delivery of this Agreement or any of the Purchased Shares.  “Material”, “Material Adverse Change” and “Material Adverse Effect” shall mean the occurrence of any single event, or any series of related events, or set of related circumstances, which would have a material adverse effect on the condition (financial or other), business, results of operations, ability to conduct business, properties or prospects of the Company.

3.4

Equity Investments

The Company does not own, directly or indirectly, any capital stock, partnership interest, or joint venture interest in, or any security issued by, any other person.

3.5

Bankruptcy, Etc.

The Company is not involved in any proceeding by or against the Company as a debtor before any governmental entity under Title 11 of the United States Code or any other insolvency or debtors’ relief act, whether state or federal, or for the appointment of a trustee, receiver, liquidator, assignee, sequestrator, or other similar official for any part of the property of the Company.

3.6

SEC Filings; Financial Statements

The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by the Company under the Securities Act of 1933, as amended (“Securities Act”), and the Securities Exchange Act of 1934, as amended (“Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports (“Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  The Financial Statements have been prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”), except as may be otherwise specified in the Financial Statements or the notes thereto and except that unaudited Financial Statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

 3.7

Patents and Trademarks.

The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses, and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  The Company has not received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company violates or infringes upon the rights of any person.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights.  The Company has taken reasonable security measures to protect the secrecy, confidentiality, and value of all of its intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.8

Compliance.

The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan, or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator, or governmental body, and (iii) is, and has not been, n violation of any statute, rule, r regulation of any governmental authority, including without limitation all foreign, federal, state, and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

3.9

Title to Properties.

The Company owns good and marketable title, free and clear of all Liens (other than Permitted Liens), to all of the assets owned by it that are Material to the Company’s business.  The Company owns or leases under valid leases all facilities, machinery, equipment, and other assets, if and as applicable, that are necessary for the conduct of its business as conducted as of the date hereof.  “Permitted Liens” means (i) Liens for taxes, fees, assessments or other governmental charges not yet due and payable or being contested in good faith by appropriate proceedings and for which there are adequate reserves on the books of such Person, (ii) workers or unemployment compensation Liens arising in the ordinary course of business; (iii) mechanic’s, materialman’s, supplier’s, vendor’s, landlord’s, carrier’s, warehousemen or similar Liens arising in the ordinary course of business securing amounts that are not delinquent or past due; (iv) zoning ordinances, easements and other restrictions of legal record affecting real property which would not, individually or in the aggregate, Materially interfere with the value or usefulness of such real property to the business; and (v) Liens arising from judgments, decrees or attachments.

3.10

Litigation.

There is no proceeding pending or threatened by or against, or affecting the assets of, the Company (or any of its predecessors), and the Company is not bound by any order.  No proceeding pending or threatened by or against, or affecting the assets of, the Company (or any of its predecessors) will or could reasonably be expected to result in a Material Adverse Change.

3.11

Employees.

3.11.1

The Company has complied in all Material respects with all laws relating to the hiring of employees and the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, verification of employment authorization, collective bargaining, and the payment of social security and other taxes.  The Company does not have knowledge of any labor relations problems being experienced by it (including, without limitation, any union organization activities, threatened or actual strikes or work stoppages or grievances).

3.11.2

The Company represents and warrants that:  (i) there are no limitations on the authority of any key employee to remain and be employed in the United States; (ii) the Company is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to date or amounts required to be reimbursed to such employees and upon any termination of the employment of any such employees, (iii) there is no unfair labor practice complaint against the Company pending before the National Labor Relations Board or any other governmental entity, (iv) there is no labor strike, dispute, slowdown, or stoppage actually pending or, to the Company’s knowledge, threatened against or involving the Company, (v) no labor union currently represents the employees of the Company, and (vi) to the Company’s knowledge, no labor union has taken any action with respect to organizing the employees of the Company.  The Company is not a party to or bound by any collective bargaining agreement or union contract.

3.12

Related Party Transactions.

Except for stock option agreements, employment agreements, and proprietary information agreements executed by officers, directors, and employees of the Company, no current or former Affiliate of the Company is now, or has been during its existence (i) a party to any contract with the Company, (ii) indebted to the Company, or (iii) the direct or indirect owner of an interest in any person that is a present competitor, supplier, or customer of the Company (other than non-affiliated holdings in publicly held companies), nor does any such person receive income from any source other than the Company which should properly accrue to the Company.  “Affiliate” means, with respect to any Person, any of (a) a director, officer or shareholder holding ten percent (10%) or more of the capital stock (on a fully diluted basis) of such Person, (b) a spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of any director or officer of such Person) and (c) any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person.  The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

3.13

Offering Exemption.

Based in part upon and assuming the accuracy of the representations of the Investors in this Agreement, the offering, sale, and issuance of the Purchased Shares has been, is, and will be, exempt from registration under the Securities Act, and such offering, sale, and issuance is also exempt from registration under applicable state securities and “blue sky” laws.  The Company has made all requisite filings and has taken or will take all action necessary to be taken to comply with such state securities or “blue sky” laws.

3.14

Capitalization of the Company.

All shares of the capital stock and other securities issued by the Company have been issued in transactions in accordance with applicable laws governing the sale and purchase of securities.

3.15

Liabilities.

The Company has no liability or obligation, absolute or contingent (individually or in the aggregate), including, without limitation, any tax liability due and payable, which is not reflected on the Financial Statements, other than (i) liabilities and obligations that would not be required to be since the date of the most recent interim balance sheet reflected in the Financial Statements prepared in accordance with GAAP and (ii) liabilities that may have arisen in the ordinary course of the Company’s business consistent with past practice.  There were no “loss contingencies” (as such term is used in Statement of Financial Accounting Standards No.  5 issued by the Financial Accounting Standards Board in March 1975) that were not adequately provided for on the most recent interim balance sheet reflected in the Financial Statements.

3.16

Tax Matters.

Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state, and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency that has been asserted or threatened against the Company.

3.17

Disclosure.

None of this Agreements, any of the exhibits or schedules attached hereto, or any other written materials, statements, or certificates made or delivered in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omit to state a material fact necessary to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

As a material inducement to the Company to enter into and perform its obligations under this Agreement, each of the Investors makes the following representations and warranties to the Company, which representations and warranties shall be true, correct and complete in all respects on the date hereof and on the Closing Dates.

4.1

Authority

The Investor has full power and authority to enter into and to perform this Agreement and to consummate the transactions contemplated hereby and thereby.  This Agreement has been executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor enforceable in accordance with its terms.  To the Investor’s knowledge, the execution and performance of the transactions contemplated by this Agreement and compliance with its provisions by the Investor:  (i) will not violate any provision of law applicable to the transactions; and (ii) will not conflict with or result in any breach of any of the material terms, conditions, or provisions of, or constitute a default under any agreement or other instrument to which the Investor is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule, or regulation applicable to the Investor.

4.2

Experience

The Investor is an “accredited investor” within the meaning of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act and, by virtue of its experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, the Investor is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

4.3

Information

The Investor has had access to the SEC Reports and has had the opportunity to review such reports as each has deemed appropriate.   The Investor has also had access to the Company’s senior management and has had the opportunity to conduct such due diligence review as each has deemed appropriate.

4.4

Investment

The Investor has not been formed solely for the purpose of making this investment and is acquiring the Purchased Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of any part thereof.  The Investor understands that the Purchased Shares and the Conversion Shares have not been registered under the Securities Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.

4.5

Brokers or Finders

The Investor has not retained any investment banker, broker, or finder in connection with the purchase of the Purchased Shares.  The Investor will indemnify and hold the Company harmless against any liability, settlement, or expense arising out of, or in connection with, any such claim.

4.6

Right to Rescind

The Investor is aware that his purchase of the Purchased Shares is voidable by him within three (3) days after his delivery of the Purchase Price to the Company.

ARTICLE V

ADDITIONAL AGREEMENTS

5.1

Reservation of Securities

The Company shall reserve that number of shares of Common Stock as the Investors are entitled to receive upon conversion of the Purchased Shares.  Prior to the issuance of any equity securities (or any instrument exercisable for or convertible into equity securities) and whenever otherwise required, the Company will amend its Articles of Incorporation and take any such other action as is necessary to ensure that there is a sufficient quantity of Common Stock into which the Purchased Shares can be converted.  Such equity securities shall, when issued and delivered in accordance with terms of the Articles of Incorporation, be duly and validly issued, fully paid, and non-assessable.

5.2

Survival of Representations, Warranties, and Agreements, Etc.

All representations and warranties hereunder shall survive the Closing.  Except as otherwise provided herein, all agreements and/or covenants contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

5.3

Consents and Approvals.

At or prior to each Closing Date, the Company and the Investors shall each use commercially reasonable efforts to obtain any necessary consents, approvals, authorizations, or orders of, make any registrations or filings with or give any notices to, any governmental entity or person as is required to be obtained, made or given by such party to consummate the transactions contemplated by this Agreement.

5.4

Notification of Certain Matters.

The Company shall give prompt notice to the Investors of (i) the occurrence or nonoccurrence of any event, other than any event contemplated or permitted by this Agreement, the occurrence or nonoccurrence of which has caused any representation or warranty contained in this Agreement to be untrue or inaccurate in any respect at or prior to any Closing Date, and (ii) any failure of the Company to comply with or satisfy in any respect any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.4 shall not cure such breach or non-compliance or limit or otherwise affect the remedies available hereunder to the Investors.

5.5

Further Assurances.

The Company will execute any and all further documents, and take all further action, which the Investors may reasonably request in order to effectuate the transactions contemplated by this Agreement.

ARTICLE VI

CONDITIONS OF THE INVESTORS’ OBLIGATIONS

The obligations of the Investors to purchase and pay for the Purchased Shares at the Closings shall be subject to the Investors’ determination prior to the Closings that each of the following conditions have been satisfied:

6.1

Representations and Warranties.

The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Closing Dates, with the same effect as though made on and as of that date.

6.2

Performance.

The Company shall have performed and complied in all material respects with all of the agreements, covenants, and conditions in this Agreement required to be performed or complied with by it at or prior to the Closing Dates, and shall not be in default under this Agreement.

6.3

Delivery of Documents.

The Company shall have delivered to each Investor each of the documents required to be delivered by it pursuant to Section 2.1.

ARTICLE VII

CONDITIONS OF THE COMPANY’S OBLIGATIONS

The obligations of the Company to sell the Purchased Shares at the Closings shall be subject to the satisfaction prior to the Closings of the following conditions:

7.1

Representations and Warranties

The representations and warranties of the Investors contained in this Agreement shall be true and correct in all material respects on the Closing Dates, with the same effect as though made on and as of that date.

7.2

Performance

The Investors shall have performed and complied in all material respects with all of the agreements, covenants, and conditions in this Agreement required to be performed or complied with by it at or prior to the Closing Dates, and shall not be in default under this Agreement.

7.3

Delivery of Documents

Each Investor shall have delivered to the Company each of the documents required to be delivered by it pursuant to Section 2.2.

ARTICLE VIII

TERMINATION

8.1

Termination

This Agreement may be terminated at any time prior to the Closing Dates (i) by mutual written consent of the Company and an Investor; or (ii) by either the Company or an Investors if (A) there shall have been a material breach of any representation, warranty, covenant, or agreement set forth in this Agreement, on the part of the Investor, in the case of a termination by the Company, or on the part of the Company, in the case of a termination by an Investor, which breach shall not have been cured, in the case of a representation or warranty, prior to such Closing or, in the case of a covenant or agreement, within five (5) business days following receipt by the breaching party of notice of such breach, or (B) any permanent injunction or other order of a court or other competent authority preventing the consummation of the transactions contemplated hereby shall have become final and non-appealable, or (iii) due to rescission by an Investor within three (3) days after such Investor’s delivery of the Purchase Price to the Company; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1 shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the consummation of the transactions contemplated hereby to have occurred.

8.2

Effect of Termination.

In the event of a termination of this Agreement by either an Investor or the Company as provided in Section 8.1, written notice thereof shall be given by a party so terminating to the other party and this Agreement shall forthwith become void, except that nothing in this Section 8.2 shall release any party from liability for any breach of this Agreement prior to such termination.

ARTICLE IX

MISCELLANEOUS

9.1

No Third Party Beneficiaries

Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns, personal representatives, heirs, and estates, as the case may be.

9.2

Entire Agreement

This Agreement and the Articles of Amendment constitute the entire agreement among the parties hereto and supersede any prior understandings, agreements, or representations by or among the parties hereto, written or oral, that may have related in any way to the subject matter of this Agreement, including, without limitation, any letter of intent dated as of or prior to the date hereof, between the Company and the Investors.

9.3

Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Company may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Investors.  An Investor may assign this Agreement and its any rights or interests hereunder without any prior consent.

9.4

Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This Agreement may be executed by facsimile.

9.5

Notices

All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied, sent by nationally recognized overnight courier, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

If to an Investor:

To the address and fax printed on the signature pages hereto.

If to the Company:

Cleartronic, Inc.

8000 North Federal Highway

Boca Raton, Florida 33487

Facsimile: (561) 953-5073

Attention:  Larry Reid

with a copy to:

All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of such delivery, (iii) in the case of delivery by nationally recognized overnight courier, on the third business day following dispatch, and (iv) in the case of mailing, on the seventh business day following such mailing.

9.6

Governing Law

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF FLORIDA TO BE APPLIED.

9.7

Amendments and Waivers; Investors’ Consent

No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Company and the Investors.  No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

9.8

Incorporation of Schedules and Exhibits

The schedules and exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

9.9

Construction

Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates.  The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto.

9.10

Interpretation

Accounting terms used but not otherwise defined herein shall have the meanings given to them under GAAP.  As used in this Agreement (including all schedules, exhibits, and amendments hereto), the masculine, feminine, and neuter gender, and the singular or plural number shall be deemed to include the others whenever the context so requires.  References to Articles and Sections refer to articles and sections of this Agreement.  Similarly, references to schedules and exhibits refer to schedules and exhibits, respectively, attached to this Agreement.  Unless the content requires otherwise, words such as “hereby,” “herein,” “hereinafter,” “hereof,” “hereto,” “hereunder,” and words of like import refer to this Agreement.  The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

9.11

Severability

It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.  Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.  Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

9.12

Arbitration

Any dispute arising under or in connection with any matter of any nature (whether sounding in contract or tort) relating to or arising out of this Agreement shall be resolved exclusively by arbitration.

The arbitration shall be in conformity with and subject to the applicable rules and procedures of the American Arbitration Association.  Any arbitration shall incorporate Chapter 682 of Title XXXIX of the Florida Statutes with respect to discovery matters.  All parties agree to be (1) subject to the jurisdiction and venue of the arbitration in Palm Beach County, State of Florida, (2) bound by the decision of the arbitrator as the final decision with respect to the dispute, and (3) subject to the jurisdiction of the Superior Court of the State of Florida for the purpose of confirmation and enforcement of any award.

[Signature Pages Follow]

[Signature Page of the Company]

IN WITNESS WHEREOF, the Company has executed this Subscription Agreement as of the date first above written.

THE COMPANY:

CLEARTRONIC, INC.

By: /s/ Larry Reid

Larry Reid

President and Chief Executive Officer

[Signature Pages of Investors Follows]

[Signature Page of the Investors]

IN WITNESS WHEREOF, the undersigned Investors have executed this Subscription Agreement as of the date first above written.

INVESTOR:

Name: Donald M. Coblentz

Signature of Authorized Signatory: /s/ Donald M. Coblentz

Tax ID Number: ###-##-####

Address and Fax Number for Notice:

1907 Coral Reef Drive

Pompano Beach, FL 33062

Subscription Amount: $135,012.41

Shares of Series D Preferred: 270,024